UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

December 21, 2007
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Date of Report

(December 17, 2007)
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(Date of earliest event reported)

     DEERFIELD TRIARC CAPITAL CORP.
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(Exact name of registrant as specified in its charter)

MARYLAND	1-32551	20-2008622
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(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

6250 North River Road Rosemont, IL	60018
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(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On December 18, 2007, Deerfield Triarc Capital Corp. (“DFR”), a diversified financial company that is externally managed by a subsidiary of Deerfield & Company LLC (“Deerfield”), announced that it had entered into a definitive agreement to acquire Deerfield from Triarc Companies, Inc. (“Triarc”), which owned a controlling interest in Deerfield, and Deerfield’s other members. The definitive Agreement and Plan of Merger, dated as of December 17, 2007 (the “Merger Agreement”), was entered into by and among DFR, DFR Merger Company, LLC, an Illinois limited liability company and a wholly-owned subsidiary of DFR (“Buyer Sub”), Deerfield, and Triarc, as sellers’ representative (the “Sellers’ Representative”). Simultaneously with the execution of the Merger Agreement, DFR also entered into a Registration Rights Agreement, dated as of December 17, 2007 (the “Registration Rights Agreement”), with the parties identified as stockholders on the signature pages thereto.

Set forth below are brief descriptions of the material terms and conditions of each of the Merger Agreement and the Registration Rights Agreement as well as the Series A Cumulative Convertible Preferred Stock of DFR (the “Preferred Stock”) and Senior Secured Notes due 2012 to be issued by Deerfield and Buyer Sub and to be guaranteed by DFR and certain of its subsidiaries (the “Notes”) pursuant to the Merger Agreement and note purchase agreements. These descriptions do not purport to be complete and should be read together with the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, including the annexes of the Merger Agreement which describe the terms of the Preferred Stock and the Notes, respectively, and the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Description of Merger Agreement

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the contemplated effective time, Buyer Sub will be merged with and into Deerfield, the result of which will be that Deerfield will become an indirect wholly-owned subsidiary of DFR (the “Merger”). The aggregate consideration to be paid by DFR in connection with the Merger is $75.0 million in principal amount of the Notes (less approximately $1.0 million in cash in lieu of such notes payable to certain members of Deerfield) and 15,000,000 shares of the Preferred Stock.

The Merger Agreement permits Deerfield, prior to the effective time of the Merger, to distribute to its members (i) cash to cover tax distributions consistent with past practices, and (ii) approximately 329,000 shares of DFR common stock currently owned by Deerfield.

DFR and Buyer Sub, on the one hand, and Deerfield and the Sellers’ Representative, on the other hand, have made customary representations, warranties, covenants and agreements to each other in the Merger Agreement. The parties further agreed to indemnification provisions that are subject to customary limitations, including limitations that generally provide that the Sellers’ Representative shall not be required to indemnify DFR for losses other than losses that exceed approximately $1.95 million and do not exceed a cap of approximately $16.2 million.

The Merger Agreement contains certain closing conditions that must be satisfied or waived, including:

  Deerfield having obtained consents from the requisite number of its third party clients with respect to the Merger;

  DFR having furnished to Deerfield a customary REIT tax qualification opinion;

  that no material adverse change has occurred since December 17, 2007;

  DFR having taken all actions necessary to eliminate “Triarc” from its name;

  the execution and delivery of the Note Documents; and

  the waiver of certain put rights held by certain Deerfield members.

Following closing of the Merger, DFR will change its name to Deerfield Capital Corp.

The Merger Agreement also contains certain termination rights for both DFR and Deerfield, including the right of either party to terminate the Merger Agreement if the closing of the Merger has not occurred by December 31, 2007.

Effect of the Merger

Upon completion of the Merger:

      1. DFR will become internally managed and substantially all the employees of Deerfield will become employees of an indirect wholly-owned subsidiary of DFR. DFR believes that the internalization of its manager will better align the interests of management and DFR’s stockholders and should provide a more attractive cost structure.

      2. Deerfield, as a taxable REIT subsidiary of DFR, will continue to provide management services to third party clients.

      3. DFR believes its revenue stream will be diversified from investment income to a more attractive combination of investment income and third-party management fees.

      4. DFR’s capital base and investment income will be combined with Deerfield’s alternative fixed income and hedge fund platform, which DFR believes creates attractive opportunities for growth.

      5. DFR will seek to leverage its investments into incremental third-party management fee streams using Deerfield’s expertise. Deerfield will position DFR to develop new third party fee streams and investment income.

     6. DFR believes it will be able to take advantage of Deerfield’s highly scalable platform to improve performance.

Description of Preferred Stock

The 15,000,000 shares of Preferred Stock to be issued pursuant to the Merger Agreement have an aggregate liquidation preference of $150.0 million, or $10.00 per share. The Preferred Stock will be converted automatically into common stock of DFR, on a one-for-one share basis (subject to customary anti-dilution provisions) upon approval by the holders of a majority of the outstanding shares of common stock of DFR (the “Conversion Vote”). DFR intends to hold a special meeting of stockholders to vote on the conversion of the Preferred Stock during the first quarter of 2008. If DFR common stockholders do not approve the conversion at this special meeting, the holders of at least 20% of the Preferred Stock will have a one-time right to require DFR to submit the conversion to a vote of stockholders at any subsequent annual meeting of DFR stockholders. The rights and preferences of the Preferred Stock are set forth in articles supplementary filed by DFR with the State Department of Assessments and Taxation (the “Articles Supplementary”) and will be included as an exhibit to a subsequent SEC filing.

The Preferred Stock will have dividend and liquidation rights as follows:

     (i) for the dividend period from the original issuance date of the Preferred Stock through the dividend record date next following the original issuance date, an amount equal to 5% per annum of the liquidation preference (the “First Dividend”);

     (ii) for the dividend period commencing on the day after the dividend record for the First Dividend through the next succeeding dividend record date, an amount equal to the greater of (A) 5% per annum of the liquidation preference or (B) the per share common stock dividend declared for such dividend period; and

     (iii) for each succeeding dividend period thereafter, an amount equal to the greater of (A) 5% per annum of the liquidation preference, or (B) the per share common stock dividend declared for such dividend period.

Dividends on the Preferred Stock shall be cumulative from the original issuance date, whether or not DFR has earnings, whether or not DFR has legally available funds, or whether or not declared by DFR’s Board of Directors or authorized or paid by DFR. However, no cash dividend shall be payable on the Preferred Stock (but nevertheless shall continue to accrue) before the earlier to occur of a Conversion Vote or March 31, 2008.

The Preferred Stock is subject to mandatory redemption in December 2014, at a redemption price equal to the greater of $10.00 per share or the current market price of the common stock issuable upon the conversion of the Preferred Stock (assuming conversion immediately prior to the redemption date), plus in each case, accrued and unpaid dividends.

Upon the voluntary or involuntary liquidation, dissolution or winding up of DFR, each share of the Preferred Stock will receive prior to the payment to any other equity securities a preference payment equal to the greater of $10.00 per share or the current market price of the common stock issuable upon the conversion of the Preferred Stock (assuming conversion immediately prior to the event of liquidation), plus in each case, accrued and unpaid dividends.

The Preferred Stock will, with respect to dividend and distribution rights, redemption rights and rights upon liquidation, dissolution or winding up of DFR, rank prior or senior to all classes or series of common stock of DFR and any other class or series of capital stock of DFR.

The Preferred Stock has customary director election rights upon certain dividend defaults and has class voting rights upon certain actions that materially adversely affect contract rights.

The Company has agreed to seek a listing for the Preferred Stock on the New York Stock Exchange on or before April 30, 2008 if stockholder approval of the conversion has not occurred by that date. Registration rights for the Preferred Stock are described under “Description of Registration Rights Agreement.”

The Preferred Stock will be issued in a private placement transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

Description of Notes

The Notes were issued pursuant to note purchase agreements by and among Buyer Sub and Deerfield (collectively, the “Issuer”), Triarc and others, and consist of approximately $49 million in principal amount of series A notes (“Series A Notes”) and approximately $25 million in principal amount of series B notes (“Series B Notes”). A subsidiary of Triarc received approximately $48.0 million of the Series A Notes in connection with the Merger. The Notes will mature in December 2012.

The holders of the Series A Notes and the holders of the Series B Notes entered into an intercreditor agreement (together with the note purchase agreements and related agreements, the “Note Documents”) with respect to their relative rights, which agreement provides, among other things, that the rights of the holders of the Series A Notes, including with respect to repayment of the Series A Notes, will be subordinated to the rights of the holders of the Series B Notes, unless a specified principal amount of Series B Notes is prepaid by June 30, 2008. If such principal amount is repaid by June 30, 2008, the rights of the holder of the two series of Notes will be on a pari passu basis. The Notes are guaranteed by DFR and certain of its subsidiaries and are secured by certain equity interests owned by such guarantors as specified in the Note Documents.

The Notes bear interest at a variable rate based upon the LIBOR and an initial additional annual margin of 500 basis points per annum. Commencing 24 months after the issuance date, such additional annual margin of the Notes will increase by increments of 50 basis points per annum in each three-month period for eighteen months and 25 basis points per annum for each three-month period thereafter.

The Notes will be issued in a private placement transaction pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder.

The Note Documents contain various customary restrictive covenants with respect to DFR and its subsidiaries incurring additional indebtedness or guarantees, creating liens on their assets and certain other matters and in each case subject to those exceptions specified in the Note Documents. The Issuer will be obligated to prepay the Notes upon a Change of Control (as defined in the Note Documents).

The Issuer may redeem the Notes before their maturity from time to time, in whole or in part, at a redemption price equal to 100% of the aggregate outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest. Any redemption of the Notes shall be made on a pro rata basis based on the aggregate principal amount of all outstanding Notes as of the date the Issuer provides notice of such redemption.

Subject to the terms of the intercreditor agreement, the Issuer must use a specified portion of the net cash proceeds received by DFR or any of its subsidiaries from any of the following transactions to make an offer to each holder to repurchase such holder’s Notes at an offer price of 100% of the aggregate outstanding principal amount of the Notes to be repurchased plus accrued and unpaid interest to the date of repurchase: (i) an asset sale outside the ordinary course of business or an event of loss, each as defined in the note purchase agreements and as further described below, (ii) a debt issuance as defined in the note purchase agreements, (iii) an equity issuance as defined in the note purchase agreements, or (iv) certain exercises of warrants, rights, or options to acquire capital stock as defined in the note purchase agreements of DFR or any of its subsidiaries, in each case subject to specified exceptions set forth in the Note Documents.

In addition, the Note Documents will require the Issuer and DFR to use their commercially reasonable efforts to obtain a replacement debt facility the proceeds of which would be used to refinance the obligations under the Notes.

Description of Registration Rights Agreement

The Registration Rights Agreement provides, among other things, that DFR must prepare and file, no later than 30 days after entering into the Registration Rights Agreement, a shelf registration statement with the Securities and Exchange Commission (“SEC”) registering the resale of “registrable securities.” The Registration Rights Agreement defines “registrable securities” as shares of Preferred Stock issued pursuant to the Merger Agreement, shares of DFR common stock previously held by Deerfield that are being distributed pursuant to the Merger Agreement and shares of DFR common stock issuable upon conversion of the Preferred Stock.

Pursuant to the Registration Rights Agreement, DFR must use commercially reasonable efforts to keep the resale shelf registration statement continuously effective (subject to specified limitations) for a period of two years or until such shares of Preferred Stock or common stock, as the case may be, cease to be “registrable securities” under the Registration Rights Agreement. Further, the Registration Rights Agreement grants additional “demand” and “piggyback” registration rights to holders of the “registrable securities” after the resale shelf registration statement described above is no longer required to be kept effective.

Item 2.03.      Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.      Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2007, Nelson Peltz resigned as a director of DFR and DFR’s Board of Directors appointed Peter May as a Class I director. There were no disagreements between DFR and Mr. Peltz. Mr. May will serve as a Class I director until DFR’s 2008 annual meeting of stockholders and until a successor is elected or qualified. Mr. May is expected to be nominated for election at DFR’s 2008 annual meeting of stockholders to a full three year term as a director. Mr. May initially will not serve on any committees of DFR’s Board of Directors.

Item 8.01.      Other Events.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 17, 2007, by and among Deerfield Triarc Capital Corp., DFR Merger Company, LLC, Deerfield & Company LLC and, solely for the purposes set forth therein, Triarc Companies, Inc. (in such capacity, the Sellers’ Representative).

10.1	Registration Rights Agreement, dated as of December 17, 2007, among Deerfield Triarc Capital Corp. and the parties identified as stockholders on the signature pages thereto.

IMPORTANT INFORMATION

Certain statements in this report are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to such things as future capital expenditures, growth, business strategy and the benefits of the merger with Deerfield (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the effect of the Merger and any other statements regarding future results or expectations. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond DFR’s control. The forward-looking statements are further based on various operating assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. DFR does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this report.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Relating to the Merger:

  DFR’s ability to integrate the businesses of DFR and Deerfield successfully and the amount of time and expense spent and incurred in connection with the integration;

  the ability to realize the economic benefits that DFR anticipates as a result of the Merger;

  federal income tax liability as a result of owning Deerfield and Deerfield Capital Management LLC (“DCM”), DFR’s external manager, through taxable REIT subsidiaries and the effect of DFR’s acquisition of Deerfield on its ability to continue to qualify as a REIT;

  the impact of owning Deerfield on DFR’s ability to rely on an exemption from registration under the Investment Company Act of 1940;

  the limitations or restrictions imposed on DCM’s investment and management services as a result of DFR’s ownership of DCM;

  the impact of the issuance of approximately $75 million of senior secured notes as partial consideration for the Merger, including its impact on DFR’s liquidity, ability to raise additional capital and financial condition; and

  the impact of the issuance of series A cumulative convertible preferred stock in connection with the Merger and its conversion into common stock if approved by DFR’s stockholders, which may include dilution of the ownership of DFR’s common stock negatively impacting its market price.

Relating to the ongoing operation of DFR:

  higher or lower than expected prepayment rates on the mortgages underlying DFR’s mortgage securities holdings;

  DFR’s inability to obtain favorable interest rates, margin or other terms on the financing that is needed to leverage DFR’s mortgage securities and other positions;

  increased rates of default on DFR’s loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans;

  flattening or inversion of the yield curve (short term interest rates increasing at a greater rate than longer term rates), reducing DFR’s net interest income on its financed mortgage securities positions;

  DFR’s inability adequately to hedge its holdings sensitive to changes in interest rates;

  narrowing of credit spreads, thus decreasing DFR’s net interest income on future credit investments (such as bank loans);

  changes in REIT qualification requirements, making it difficult for DFR to conduct its investment strategy;

  lack of availability of qualifying real estate-related investments;

  DFR’s inability to continue to issue collateralized debt obligation vehicles (which can provide DFR with attractive financing for debt securities investments);

  adverse changes in accounting principles, tax law, or legal/regulatory requirements;

  competition with other REITs for those investments that are limited in supply;

  changes in the general economy or debt markets in which DFR invests;

  failure to comply with applicable laws and regulations;

  limitations and restrictions contained in instruments and agreements governing indebtedness and preferred stock, including the series A cumulative convertible preferred stock;

  ability to raise additional capital and secure additional financing;

  ability to structure long-term incentives and retain key employees;

  liability resulting from actual or potential future litigation;

  the costs, uncertainties and other effects of legal and administrative proceedings, including a current inquiry by the SEC;

  competition and the impact of competition; and

  actions of domestic and foreign governments and the effect of war or terrorist activity.

Relating to the ongoing operation of DCM:

  significant reductions in DCM’s client assets under management (which would reduce DCM’s advisory fee revenue), due to such factors as weak performance of its investment products (either on an absolute basis or relative to its competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that DCM trades, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products DCM offers, loss of investor confidence due to adverse publicity, and non-renewal or early termination of investment management agreements;

  pricing pressure on the advisory fees that DCM can charge for its investment advisory services;

  difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

  DCM’s removal as investment advisor of one or more of the collateralized debt obligation vehicles or other accounts DCM manages, or the reduction in DCM’s collateralized debt obligation (“CDO”) or collateralized loan obligation (“CLO”) management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs or CLOs;

  availability, terms (including changes in interest rates) and effective deployment of capital;

  changes in legal or self-regulatory requirements, including investment management regulations and accounting standards;

  the costs, uncertainties and other effects of legal and administrative proceedings, including a current inquiry by the SEC; and

  the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities.

These and other factors that could cause DFR’s actual results to differ materially from those described in the forward-looking statements are set forth in DFR’s annual report on Form 10-K for the year ended December 31, 2006 and in DFR’s other public filings with the SEC and public statements by DFR. Readers of this report are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

Additional Information About the Conversion of Preferred Stock and Where to Find It

In connection with the special stockholder meeting to vote on the conversion of the DFR series A cumulative convertible preferred stock into shares of DFR common stock, DFR will file a proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONVERSION. The definitive proxy statement will be mailed to DFR’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by DFR with the SEC free of charge at the SEC’s web site, www.sec.gov, or from Deerfield Triarc Capital Corp., Attn: Investor Relations, One O’Hare Center, 9th Floor, 6250 North River Road. Rosemont, Illinois 60018, 773-380-1600.

Participants in the Solicitation

DFR’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the conversion of DFR series A cumulative convertible preferred stock into shares of DFR common stock. INFORMATION ABOUT DFR AND ITS DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR OWNERSHIP OF THE COMPANY’S SECURITIES AND INTERESTS IN THE CONVERSION, WILL BE SET FORTH IN THE AFOREMENTIONED PROXY STATEMENT. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007

DEERFIELD TRIARC CAPITAL CORP.

By:	/s/ Frederick L. White
Frederick L. White
Senior Vice President, General Counsel
and Secretary

   EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 17, 2007, by and among Deerfield Triarc Capital Corp., DFR Merger Company, LLC, Deerfield & Company LLC and, solely for the purposes set forth therein, Triarc Companies, Inc. (in such capacity, the Sellers’ Representative).

10.1	Registration Rights Agreement, dated as of December 17, 2007, among Deerfield Triarc Capital Corp. and the parties identified as stockholders on the signature pages thereto.